UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 30, 2014

NATIONAL WESTERN LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

COLORADO	84-0467208
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2-17039
(Commission File Number)

850 EAST ANDERSON LANE, AUSTIN, TEXAS	78752-1602
(Address of Principal Executive Offices)	(Zip code)

(512) 836-1010
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 cfr 240.14D-2(B))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 cfr 240.13E-4(C))

Item 4.01 Change in Registrant’s Certifying Accountant.

Under a filing on Form 8-K dated January 16, 2014, National Western Life Insurance Company (the “Company”) reported that it had notified KPMG LLP (“KPMG”) that the Company would not be renewing the engagement of KPMG as independent accountants beginning with the audit of its consolidated financial statements for the year ending December 31, 2014. This filing further reported that KPMG’s dismissal would be effective with the Company’s filing of its Form 10-K for the year ended December 31, 2013 and issuance of the statutory financial statement audit reports for the same period.

The Company filed its Form 10-K for the year ended December 31, 2013 on March 17, 2014 (and Form10-K/A on March 19, 2014) which included KPMG’s audit reports thereon. On May 30, 2014, KPMG issued its audit report on the Company’s statutory financial statements for the year ended December 31, 2013. Effective with the issuance of its audit report on the Company’s statutory financial statements for the year ended December 31, 2013, KPMG was dismissed as independent accountants of the Company.

The audit reports of KPMG on the consolidated balance sheets of the Company as of December 31, 2013 and 2012, and the related consolidated statements of earnings, comprehensive income (loss), stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2013 and the effectiveness of internal control over financial reporting as of December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2013, 2012 and 2011, and during the period December 31, 2013 through May 30, 2014 (the date of dismissal), there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter in its audit reports. For the years ended December 31, 2013, 2012 and 2011, and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, stating the respects in which it does not agree. A copy of the letter furnished by KPMG is attached as Exhibit 16.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

16.1    Letter from KPMG LLP dated June 5, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE INSURANCE COMPANY

Date: June 5, 2014	/S/Brian M. Pribyl
Brian M. Pribyl
Senior Vice President,
Chief Financial Officer
and Treasurer